CoBiz Financial Announces Second Quarter 2014 Results

Net income available to common shareholders increased 58%;

27% annualized loan growth from first quarter 2014

Denver -- CoBiz Financial Inc. (“Company”) (NASDAQ: COBZ), a financial services company with $3.0 billion in assets, announced net income available to common shareholders of $8.5 million for the second quarter of 2014, or $0.21 per diluted common share. Net income available to common shareholders for the second quarter of 2013 was $7.1 million, or $0.18 per diluted common share.  Return on average assets for the second quarter of 2014 was 1.19% versus 1.09% for the prior-year quarter, and return on average shareholders’ equity was 11.86% for the second quarter of 2014 versus 10.93% for the prior-year quarter.

Financial highlights – Second quarter 2014

•	Income available to common shareholders increased by 58% from the first quarter of 2014 (linked-quarter) and 19% from the prior-year quarter.
•	Loans increased $142.4 million, or 26.5% annualized, from March 31, 2014 and $276.8 million, or 13.7%, from June 30, 2013.
•

Net interest income on a tax-equivalent basis (NII) increased $1.5 million from the linked-quarter, and $3.3 million, or 13.6%, from the prior-year quarter. The net interest margin expanded two basis points from the linked-quarter and 14 basis points from the prior-year quarter.

•

The efficiency ratio[1] improved to 68.5% for the current quarter, compared to 77.4% for the first quarter of 2014 and 69.8% for the second quarter of 2013. The improvement was the result of NII and fee income growing at a greater rate than core noninterest expenses.

Financial Summary

	Quarter ended (unaudited)			2Q14 change vs.
(in thousands, except per share amounts)	2Q14	1Q14	2Q13	1Q14		2Q13
Net interest income before provision	$26,353	$24,905	$23,365	$1,448	5.8%	$2,988	12.8%
Provision for loan losses	(941)	(1,888)	(1,065)	947	50.2%	124	11.6%
Net interest income after provision	27,294	26,793	24,430	501	1.9%	2,864	11.7%
Total noninterest income	9,037	5,681	8,425	3,356	59.1%	612	7.3%
Total noninterest expense	23,232	24,147	21,594	(915)	(3.8)%	1,638	7.6%
Net income before income taxes	13,099	8,327	11,261	4,772	57.3%	1,838	16.3%
Provision for income taxes	4,482	2,810	3,999	1,672	59.5%	483	12.1%
Net income	8,617	5,517	7,262	3,100	56.2%	1,355	18.7%
Preferred stock dividends	(143)	(143)	(143)	-	0.0%	-	0.0%
Net income available to common shareholders	$8,474	$5,374	$7,119	$3,100	57.7%	$1,355	19.0%

Diluted earnings per common share	$0.21	$0.13	$0.18	$0.08	63.1%	$0.03	17.8%

KEY RATIOS
Net interest margin	3.92%	3.90%	3.78%
Efficiency ratio(1)	68.49%	77.39%	69.77%
Return on average assets	1.19%	0.80%	1.09%
Return on average shareholders' equity	11.86%	7.86%	10.93%
Noninterest income as a percentage of operating revenues	25.54%	18.57%	26.50%

1The efficiency ratio equals noninterest expenses adjusted to exclude gains and losses on OREO, other assets and investments, divided by the sum of tax equivalent net interest income and noninterest income. To calculate tax equivalent net interest income, the interest earned on tax exempt loans and investment securities has been adjusted to reflect the amount that would have been earned had these investments been subject to normal income taxation.

“We are very pleased with the continued momentum we see across the franchise,” said Chairman and CEO Steve Bangert. “Loan generation for the second quarter was strong.  Importantly, the growth was broad-based, with both Colorado and Arizona contributing and increases across all business lines.  Sustained loan growth coupled with a stable net interest margin allowed for a meaningful increase in net interest income. Fee income during the quarter was also strong, and we continue to benefit from improving credit quality.  Combined with disciplined expense management, we generated strong results for the quarter, reporting a return on average assets of 1.19%.”

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Loans

•	Loans at June 30, 2014, were $2.3 billion, increasing $142.4 million or 26.5% annualized from March 31, 2014. From June 30, 2013, loans increased $276.8 million, or 13.7%.
•

Loan growth was broad-based, increasing across both markets and most loan categories.  Loans increased $59.4 million and $83.0 million, respectively, for Arizona and Colorado from the first quarter of 2014.

•	Loan growth reflected in the construction & land category is primarily related to construction loans.

	Quarter ended (unaudited)			2Q14 change vs.
(in thousands)	2Q14	1Q14	2Q13	1Q14		2Q13
LOANS
Commercial & industrial	$917,494	$860,060	$813,186	$57,434	6.7%	$104,308	12.8%
Owner-occupied real estate	497,945	463,192	442,132	34,753	7.5%	55,813	12.6%
Investor real estate	480,454	462,855	442,447	17,599	3.8%	38,007	8.6%
Construction & land	160,452	136,018	95,127	24,434	18.0%	65,325	68.7%
Consumer	194,339	183,156	168,606	11,183	6.1%	25,733	15.3%
Other	43,960	47,013	56,346	(3,053)	(6.5)%	(12,386)	(22.0)%
Total loans	$2,294,644	$2,152,294	$2,017,844	$142,350	6.6%	$276,800	13.7%

•	Strong new loan activity, coupled with an increase in advances on existing credit lines, outpaced paydowns and maturities.

	Quarter ended (unaudited)
(in thousands)	2Q14	1Q14	4Q13	3Q13	2Q13
Loans - beginning balance	$2,152,294	$2,084,359	$2,048,866	$2,017,844	$1,925,806
New credit extended	201,805	105,542	158,801	136,138	149,053
Credit advanced	117,203	90,736	79,126	88,680	96,122
Paydowns & maturities	(175,311)	(128,143)	(201,026)	(193,396)	(151,176)
Gross loan charge-offs	(1,347)	(200)	(1,408)	(400)	(1,961)
Loans - ending balance	$2,294,644	$2,152,294	$2,084,359	$2,048,866	$2,017,844

Net change - loans outstanding	$142,350	$67,935	$35,493	$31,022	$92,038

•	Gross credit commitments increased $92.9 million during the second quarter of 2014, an annualized increase of 29.6% from the linked-quarter.
•	Line utilization was 41.5% at June 30, 2014, as compared to 38.7% and 40.3%, respectively, from the linked- and prior-year quarters.

Deposits and Customer Repurchase Agreements (Customer Funding)

•

Customer Funding (which excludes brokered CDs) for the second quarter of 2014 had a seasonal decrease of $58.5 million from the linked-quarter, but increased $184.3 million, or 8.5%, from the prior-year quarter.

•

Noninterest-bearing demand (NIB) accounts increased $23.5 million on a linked-quarter basis, and $95.2 million, or 11.0%, from June 30, 2013. The percentage of NIB to total deposits was 41.8% at June 30, 2014.

•	The decrease in customer repurchase agreements is the result of a concerted effort to transition clients out of our collateralized sweep product into other deposit categories.

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	Quarter ended (unaudited)			2Q14 change vs.
(in thousands)	2Q14	1Q14	2Q13	1Q14		2Q13
DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$599,234	$590,596	$561,079	$8,638	1.5%	$38,155	6.8%
Interest-bearing demand and NOW	491,347	542,304	337,294	(50,957)	(9.4)%	154,053	45.7%
Savings	15,134	13,979	11,612	1,155	8.3%	3,522	30.3%
Certificates of deposits under $100	25,704	26,965	29,359	(1,261)	(4.7)%	(3,655)	(12.4)%
Certificates of deposits $100 and over	126,487	130,226	136,077	(3,739)	(2.9)%	(9,590)	(7.0)%
Brokered CDs	19,996	-	-	19,996	100.0%	19,996	100.0%
Reciprocal CDARS	60,651	81,589	95,157	(20,938)	(25.7)%	(34,506)	(36.3)%
Total interest-bearing deposits	1,338,553	1,385,659	1,170,578	(47,106)	(3.4)%	167,975	14.3%
Noninterest-bearing demand deposits	960,600	937,077	865,393	23,523	2.5%	95,207	11.0%
Customer repurchase agreements	74,565	89,521	133,402	(14,956)	(16.7)%	(58,837)	(44.1)%
Total deposits and customer repurchase agreements	$2,373,718	$2,412,257	$2,169,373	$(38,539)	(1.6)%	$204,345	9.4%

Allowance for Loan and Credit Losses (Allowance) and Credit Quality

•	Nonperforming assets were $12.1 million at June 30, 2014, compared to $15.5 million at March 31, 2014 and $32.8 million at June 30, 2013.
•	Due to an improvement in overall credit quality metrics, a negative provision for loan losses of $0.9 million was recorded during the second quarter of 2014.
•	The coverage of Allowance to nonperforming loans increased to 424.3% at June 30, 2014, from 335.3% at March 31, 2014, and 168.7% at June 30, 2013.

	Quarter ended (unaudited)
(in thousands)	2Q14	1Q14	2Q13
ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$35,603	$37,050	$44,874
Provision for loan losses	(941)	(1,888)	(1,065)
Net recovery (charge-off)	(740)	441	(577)
Ending allowance for loan losses	$33,922	$35,603	$43,232

CREDIT QUALITY
Nonaccrual loans	$7,861	$10,618	$25,634
Loans 90 days or more past due and accruing interest	134	-	-
Total nonperforming loans	7,995	10,618	25,634
OREO and repossessed assets	4,148	4,911	7,185
Total nonperforming assets	$12,143	$15,529	$32,819

Performing renegotiated loans	$24,033	$30,290	$29,623
Classified loans	$41,357	$38,278	$64,300

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.40%	0.54%	1.20%
Nonperforming loans to total loans	0.35%	0.49%	1.27%
Nonperforming loans and OREO to total loans and OREO	0.53%	0.72%	1.62%
Allowance for loan and credit losses to total loans	1.48%	1.65%	2.14%
Allowance for loan and credit losses to nonperforming loans	424.29%	335.31%	168.65%

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Shareholders’ Equity

•	Total shareholders’ equity increased $8.6 million from March 31, 2014, to $296.1 million at June 30, 2014.
•	The tangible common equity to tangible assets ratio decreased modestly to 7.8% at June 30, 2014, from 8.0% at March 31, 2014, due to strong asset generation late in the second quarter.
•

On July 17, 2014, the Board of Directors of the Company increased the quarterly cash dividend to $0.04 per common share from $0.035 per share. The dividend will be paid on August 4, 2014, to shareholders of record on July 28, 2014.

	Quarter ended (unaudited)
(in thousands, except per share amounts)	2Q14	1Q14	2Q13
EQUITY MEASURES
Common shareholders' equity	$238,760	$230,182	$209,341
Total shareholders' equity	296,098	287,520	266,679

Common shares outstanding at period end	40,642	40,622	40,282

Book value per common share	$5.87	$5.67	$5.20
Tangible book value per common share *	$5.81	$5.60	$5.12

Tangible common equity to tangible assets *	7.82%	7.98%	7.54%
Tangible equity to tangible assets *	9.71%	10.00%	9.63%
Tier 1 capital ratio	**	14.43%	14.52%
Total-risk based capital ratio	**	15.68%	16.70%

* See accompanying Reconciliation of Non-GAAP measures to GAAP
** Ratios unavailable at the time of release.

Net Interest Income and Margin

•	Net interest income on a tax-equivalent basis was $27.3 million for the second quarter of 2014, an increase of $1.5 million from the linked-quarter.
•	The net interest margin expanded by two basis points on a linked-quarter basis to 3.92%.
•	Average interest earning assets of $2.8 billion increased $114.2 million on a linked-quarter basis.
o	From the first quarter of 2014, average loans increased $128.2 million while average federal funds sold, interest-earning deposits and investments decreased $13.9 million.
•	The yield on average loans was stable compared to the linked-quarter at 4.47%. Overall, average loans as a percentage of average earning assets increased to 80.1% from 78.7% on a linked-quarter basis.
•	The rate paid on average interest-bearing liabilities decreased five basis points from the linked-quarter to 0.52%.

Noninterest Income

•	Total noninterest income increased $3.4 million to $9.0 million from the linked quarter, and $0.6 million from the prior-year quarter.
•	Other income for the first quarter of 2014 included a loss recognized on an equity method investment of $1.3 million, which reduced total noninterest income in that period.
•	Noninterest income as a percentage of operating income was 25.5% for the second quarter of 2014.

	Quarter ended (unaudited)			2Q14 change vs.
(in thousands)	2Q14	1Q14	2Q13	1Q14		2Q13
Noninterest income:
Deposit service charges	$1,394	$1,376	$1,352	$18	1.3%	$42	3.1%
Investment advisory income	1,442	1,422	1,295	20	1.4%	147	11.4%
Insurance income	2,894	2,762	3,210	132	4.8%	(316)	(9.8)%
Investment banking income	1,494	187	576	1,307	698.9%	918	159.4%
Other income	1,813	(66)	1,992	1,879	NM	(179)	(9.0)%
Total noninterest income	$9,037	$5,681	$8,425	$3,356	59.1%	$612	7.3%

NM-Not meaningful

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Operating Expenses

•

The increase in compensation-related expense from the prior-year quarter is attributed to the recruitment of new personnel, including those related to the expansion into two new markets in Colorado (Fort Collins and Colorado Springs), and the launch of CoBiz Private Bank.

o	Total full-time equivalent employees at June 30, 2014, were 525, as compared to 502 at June 30, 2013.
•	The Company consistently reported gains on its OREO and repossessed asset portfolio in the current quarter, as well as in the linked- and prior-year quarters.
•	During the second quarter of 2014, the Company recognized a net gain of $1.2 million on the sales and redemption of investment securities.

	Quarter ended (unaudited)			2Q14 change vs.
(in thousands)	2Q14	1Q14	2Q13	1Q14		2Q13
Noninterest expense:
Salaries and employee benefits	$15,943	$15,836	$14,720	$107	0.7%	$1,223	8.3%
Stock-based compensation expense	711	1,014	746	(303)	(29.9)%	(35)	(4.7)%
Occupancy expenses, premises and equipment	3,492	3,204	3,155	288	9.0%	337	10.7%
Amortization of intangibles	149	151	159	(2)	(1.3)%	(10)	(6.3)%
Other operating expenses	4,583	4,126	3,853	457	11.1%	730	18.9%
Net gain on OREO, repossessed assets and other	(437)	(223)	(561)	(214)	(96.0)%	124	22.1%
(Gain) loss on investment securities	(1,209)	39	(478)	(1,248)	NM	(731)	(152.9)%
Total noninterest expense	$23,232	$24,147	$21,594	$(915)	(3.8)%	$1,638	7.6%

Earnings Conference Call

In conjunction with this release, you are invited to listen to the Company's conference call on Friday, July 18, 2014, at 9:00 am MST with Steve Bangert, CoBiz chairman and CEO. The call can be accessed via the Internet at http://www.videonewswire.com/event.asp?id=99888 or by telephone at 877.493.9121, (conference ID # 66161945). International callers may dial:  973.582.2750.

Explanation of the Company’s Use of Non-GAAP Financial Measures

This earnings release contains GAAP financial measures and non-GAAP financial measures where management believes it to be helpful in understanding our results of operations and reflects the basis on which management internally reviews financial performance and capital adequacy. We believe these measures provide important supplemental information to investors. However, you should not rely on non-GAAP financial measures alone as measures of our performance.  Please see the accompanying Reconciliation of Non-GAAP Measures to GAAP for additional information.

Contact Information

CoBiz Financial Inc.

Lyne Andrich 303.312.3458

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About CoBiz Financial

CoBiz Financial (NASDAQ:COBZ) is a $3.0 billion financial services company that serves the complete financial needs of businesses, business owners and professionals in Colorado and Arizona. The Company provides commercial banking services through Colorado Business Bank and Arizona Business Bank; wealth planning and investment management through CoBiz Wealth Management; property and casualty insurance brokerage and employee benefits through CoBiz Insurance; and investment banking services through Green Manning & Bunch.

Forward-Looking Information

This release contains forward-looking statements that describe CoBiz's future plans, strategies and expectations. Forward-looking statements include statements about future performance and results of operations.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "would”, "could", “should” or "may." Forward-looking statements speak only as of the date they are made. All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements.  Such risks and uncertainties include, among other things:

•	Risks and uncertainties described in our reports filed with the Securities and Exchange Commission, including our most recent Form 10-K.
•	Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly.
•	Adverse changes in the economy or business conditions, either nationally or in our market areas, could increase credit-related losses and expenses and/or limit growth.
•	Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses.
•

Our ability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects.

•	Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses.
•	Our net interest margin may be negatively impacted if we are unable to profitably deploy excess cash into higher yielding loans or investments.
•

The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment.

•	Our continued growth will depend in part on our ability to enter new markets successfully and capitalize on other growth opportunities.
•

Changes in legislative or regulatory requirements applicable to us and our subsidiaries and implementation of current legislative or regulatory requirements could increase costs, limit certain operations and adversely affect results of operations.

•	Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses.

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this release. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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CoBiz Financial Inc.
June 30, 2014
(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands, except per share amounts)	2014	2013	2014	2013
INCOME STATEMENT DATA
Interest income	$28,510	$26,160	$55,501	$52,212
Interest expense	2,157	2,795	4,243	5,662
NET INTEREST INCOME BEFORE PROVISION	26,353	23,365	51,258	46,550
Provision for loan losses	(941)	(1,065)	(2,829)	(2,655)
NET INTEREST INCOME AFTER PROVISION	27,294	24,430	54,087	49,205
Noninterest income	9,037	8,425	14,718	14,901
Noninterest expense	23,232	21,594	47,379	44,175
INCOME BEFORE INCOME TAXES	13,099	11,261	21,426	19,931
Provision for income taxes	4,482	3,999	7,292	6,793
NET INCOME FROM CONTINUING OPERATIONS	8,617	7,262	14,134	13,138
Income from discontinued operations, net of tax	-	-	-	173
NET INCOME	$8,617	$7,262	$14,134	$13,311

Preferred stock dividends	(143)	(143)	(286)	(657)
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$8,474	$7,119	$13,848	$12,654

EARNINGS PER COMMON SHARE
BASIC	$0.21	$0.18	$0.34	$0.32
DILUTED	$0.21	$0.18	$0.34	$0.32

EQUITY MEASURES
Common shares outstanding at period end (in thousands)			40,642	40,282
Book value per common share			$5.87	$5.20
Tangible book value per common share *			$5.81	$5.12
Tangible common equity to tangible assets *			7.82%	7.54%
Tangible equity to tangible assets *			9.71%	9.63%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP

PERIOD END BALANCES
Total assets			$3,024,832	$2,738,749
Investments			526,797	576,045
Loans			2,294,644	2,017,844
Intangible assets			2,498	3,112
Deposits			2,299,153	2,035,971
Subordinated debentures			72,166	93,150
Common shareholders' equity			238,760	209,341
Total shareholders' equity			296,098	266,679
Interest-earning assets			2,885,380	2,608,065
Interest-bearing liabilities			1,745,284	1,552,129

BALANCE SHEET AVERAGES
Average assets			$2,855,919	$2,639,671
Average investments			543,815	560,949
Average loans			2,173,000	1,941,758
Average deposits			2,272,169	2,045,158
Average subordinated debentures			72,166	93,150
Average shareholders' equity			288,017	263,296
Average interest-earning assets			2,735,285	2,474,898
Average interest-bearing liabilities			1,570,112	1,515,022

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CoBiz Financial Inc.
June 30, 2014
(unaudited)

	Three months ended June 30,		Six months ended June 30,
(in thousands)	2014	2013	2014	2013
PROFITABILITY MEASURES
Net interest margin	3.92%	3.78%	3.91%	3.82%
Efficiency ratio - tax equivalent	68.49%	69.77%	72.62%	71.96%
Return on average assets	1.19%	1.09%	1.00%	1.02%
Return on average shareholders' equity	11.86%	10.93%	9.90%	10.19%
Noninterest income as a percentage of operating revenues	25.54%	26.50%	22.31%	24.25%

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans			$7,861	$25,634
Loans 90 days or more past due and accruing interest			134	-
Total nonperforming loans			7,995	25,634
OREO & repossessed assets			4,148	7,185
Total nonperforming assets			$12,143	$32,819

Performing renegotiated loans			$24,033	$29,623
Classified loans			$41,357	$64,300

Charge-offs			$(1,547)	$(2,783)
Recoveries			1,248	1,804
Net charge-offs			$(299)	$(979)

Nonperforming assets to total assets			0.40%	1.20%
Nonperforming loans to total loans			0.35%	1.27%
Nonperforming loans and OREO to total loans and OREO			0.53%	1.62%
Allowance for loan and credit losses to total loans			1.48%	2.14%
Allowance for loan and credit losses to nonperforming loans			424.29%	168.65%

				Total	NPAs as a
NONPERFORMING ASSETS BY MARKET	Colorado	Arizona	Total	in Category	%
Commercial	$730	$342	$1,072	$917,494	0.12%
Real estate - mortgage	156	3,925	4,081	978,399	0.42%
Construction & land	2,752	-	2,752	160,452	1.72%
Consumer	90	-	90	194,339	0.05%
Other loans	-	-	-	43,960	0.00%
OREO & repossessed assets	3,583	565	4,148	4,148	-
NPAs	$7,311	$4,832	$12,143	$2,298,792	0.53%

Total loans	$1,683,720	$610,924	$2,294,644
Total loans and OREO	1,687,303	611,489	2,298,792
Nonperforming loans to loans	0.22%	0.70%	0.35%
Nonperforming loans and OREO to total loans and OREO	0.43%	0.79%	0.53%

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CoBiz Financial Inc.
June 30, 2014
(unaudited)

	Three months ended
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands, except per share amounts)	2014	2014	2013	2013	2013
Interest income	$28,510	$26,991	$26,954	$26,961	$26,160
Interest expense	2,157	2,086	2,178	2,586	2,795
Net interest income before provision	26,353	24,905	24,776	24,375	23,365
Provision for loan losses	(941)	(1,888)	(4,595)	(1,554)	(1,065)
Net interest income after provision	27,294	26,793	29,371	25,929	24,430
Noninterest income:
Deposit service charges	$1,394	$1,376	$1,276	$1,359	$1,352
Investment advisory income	1,442	1,422	1,364	1,306	1,295
Insurance income	2,894	2,762	2,617	2,862	3,210
Investment banking income	1,494	187	971	689	576
Other income	1,813	(66)	2,024	1,543	1,992
Total noninterest income	9,037	5,681	8,252	7,759	8,425
Noninterest expense:
Salaries and employee benefits	$15,943	$15,836	$16,224	$16,373	$14,720
Stock-based compensation expense	711	1,014	551	694	746
Occupancy expenses, premises and equipment	3,492	3,204	3,514	3,289	3,155
Amortization of intangibles	149	151	151	152	159
Other operating expenses	4,583	4,126	4,077	3,625	3,853
Net (gain) loss on securities, other assets and OREO	(1,646)	(184)	2,122	(319)	(1,039)
Total noninterest expense	23,232	24,147	26,639	23,814	21,594
Net income before income taxes	13,099	8,327	10,984	9,874	11,261
Provision for income taxes	4,482	2,810	3,709	2,849	3,999
Net income	8,617	5,517	7,275	7,025	7,262

Preferred stock dividends	(143)	(143)	(143)	(144)	(143)
Net income available to common shareholders	$8,474	$5,374	$7,132	$6,881	$7,119

Earnings per common share
Basic	$0.21	$0.13	$0.18	$0.17	$0.18
Diluted	$0.21	$0.13	$0.18	$0.17	$0.18

PROFITABILITY MEASURES
Net interest margin	3.92%	3.90%	3.79%	3.80%	3.78%
Efficiency ratio - tax equivalent	68.49%	77.39%	72.57%	73.41%	69.77%
Return on average assets	1.19%	0.80%	1.03%	1.02%	1.09%
Return on average shareholders' equity	11.86%	7.86%	10.42%	10.34%	10.93%
Noninterest income as a percentage of operating revenues	25.54%	18.57%	24.98%	24.15%	26.50%

EQUITY MEASURES
Common shares outstanding at period end (in thousands)	40,642	40,622	40,368	40,300	40,282
Diluted weighted average common shares outstanding (in thousands)	40,134	39,979	39,831	39,738	39,580
Book value per common share	$5.87	$5.67	$5.54	$5.35	$5.20
Tangible book value per common share *	$5.81	$5.60	$5.47	$5.28	$5.12

Tangible common equity to tangible assets *	7.82%	7.98%	7.90%	7.58%	7.54%
Tangible equity to tangible assets *	9.71%	10.00%	9.95%	9.62%	9.63%
Tier 1 capital ratio	**	14.43%	14.50%	14.50%	14.52%
Total risk based capital ratio	**	15.68%	15.75%	15.76%	16.70%

* See accompanying Reconciliation of Non-GAAP Measures to GAAP
** Ratios unavailable at the time of release.

9 | Page

CoBiz Financial Inc.
June 30, 2014
(unaudited)

	At
	June 30,	March 31,	December 31,	September 30,	June 30,
(in thousands)	2014	2014	2013	2013	2013
PERIOD END BALANCES
Total assets	$3,024,832	$2,852,782	$2,800,691	$2,807,955	$2,738,749
Investments	526,797	547,211	556,796	582,889	576,045
Loans	2,294,644	2,152,294	2,084,359	2,048,866	2,017,844
Intangible assets	2,498	2,647	2,798	2,960	3,112
Deposits	2,299,153	2,322,736	2,279,037	2,269,193	2,035,971
Subordinated debentures	72,166	72,166	72,166	72,166	93,150
Common shareholders' equity	238,760	230,182	223,747	215,599	209,341
Total shareholders' equity	296,098	287,520	281,085	272,937	266,679
Interest-earning assets	2,885,380	2,713,376	2,663,823	2,667,144	2,608,065
Interest-bearing liabilities	1,745,284	1,607,347	1,527,992	1,515,360	1,552,129

LOANS
Commercial	$917,494	$860,060	$824,453	$815,424	$813,186
Real estate - mortgage	978,399	926,047	900,864	890,492	884,579
Construction & land	160,452	136,018	127,952	105,146	95,127
Consumer	194,339	183,156	181,056	180,243	168,606
Other	43,960	47,013	50,034	57,561	56,346
Gross loans	2,294,644	2,152,294	2,084,359	2,048,866	2,017,844
Less allowance for loan losses	(33,922)	(35,603)	(37,050)	(41,810)	(43,232)
Total net loans	$2,260,722	$2,116,691	$2,047,309	$2,007,056	$1,974,612

DEPOSITS AND CUSTOMER REPURCHASE AGREEMENTS
Money market	$599,234	$590,596	$572,175	$605,073	$561,079
Interest-bearing demand and NOW	491,347	542,304	487,037	402,572	337,294
Savings	15,134	13,979	12,803	11,272	11,612
Certificates of deposits under $100	25,704	26,965	27,726	28,098	29,359
Certificates of deposits $100 and over	126,487	130,226	134,418	133,243	136,077
Brokered CDs	19,996	-	-	-	-
Reciprocal CDARS	60,651	81,589	83,173	98,748	95,157
Total interest-bearing deposits	1,338,553	1,385,659	1,317,332	1,279,006	1,170,578
Noninterest-bearing demand deposits	960,600	937,077	961,705	990,187	865,393
Customer repurchase agreements	74,565	89,521	138,494	164,188	133,402
Total deposits and customer repurchase agreements	$2,373,718	$2,412,257	$2,417,531	$2,433,381	$2,169,373

BALANCE SHEET AVERAGES
Average assets	$2,913,504	$2,797,695	$2,792,837	$2,734,624	$2,662,914
Average investments	536,450	551,263	573,544	573,375	558,464
Average loans	2,236,728	2,108,563	2,048,592	2,031,282	1,968,674
Average deposits	2,267,573	2,276,814	2,253,875	2,129,108	2,030,209
Average subordinated debentures	72,166	72,166	72,166	82,658	93,150
Average shareholders' equity	291,469	284,527	277,118	269,494	266,526
Average interest-earning assets	2,792,091	2,677,847	2,673,332	2,621,135	2,547,056
Average interest-bearing liabilities	1,654,752	1,484,532	1,525,400	1,536,699	1,535,232

ALLOWANCE FOR LOAN AND CREDIT LOSSES
Beginning allowance for loan losses	$35,603	$37,050	$41,810	$43,232	$44,874
Provision for loan losses	(941)	(1,888)	(4,595)	(1,554)	(1,065)
Net recovery (charge-off)	(740)	441	(165)	132	(577)
Ending allowance for loan losses	$33,922	$35,603	$37,050	$41,810	$43,232

10 | Page

CREDIT QUALITY
Nonperforming loans
Nonaccrual loans	$7,861	$10,618	$13,921	$18,511	$25,634
Loans 90 days or more past due and accruing interest	134	-	19	-	-
Total nonperforming loans	7,995	10,618	13,940	18,511	25,634
OREO and repossessed assets	4,148	4,911	5,097	6,960	7,185
Total nonperforming assets	$12,143	$15,529	$19,037	$25,471	$32,819

Performing renegotiated loans	$24,033	$30,290	$29,683	$28,814	$29,623
Classified loans	$41,357	$38,278	$46,476	$48,735	$64,300

ASSET QUALITY MEASURES
Nonperforming assets to total assets	0.40%	0.54%	0.68%	0.91%	1.20%
Nonperforming loans to total loans	0.35%	0.49%	0.67%	0.90%	1.27%
Nonperforming loans and OREO to total loans and OREO	0.53%	0.72%	0.91%	1.24%	1.62%
Allowance for loan and credit losses to total loans	1.48%	1.65%	1.78%	2.04%	2.14%
Allowance for loan and credit losses to nonperforming loans	424.29%	335.31%	265.78%	225.87%	168.65%

11 | Page

CoBiz Financial Inc.
June 30, 2014
(unaudited)

	For the three months ended,
	June 30, 2014			March 31, 2014			June 30, 2013
		Interest	Average		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$18,913	$24	0.50%	$18,021	$24	0.53%	$19,918	$23	0.46%
Investment securities	536,450	4,123	3.07%	551,263	4,258	3.09%	558,464	4,175	2.99%
Loans	2,236,728	25,296	4.47%	2,108,563	23,562	4.47%	1,968,674	22,611	4.54%
Total interest-earning assets	$2,792,091	$29,443	4.18%	$2,677,847	$27,844	4.16%	$2,547,056	$26,809	4.17%

Noninterest-earning assets	121,413			119,848			115,858
Total assets	$2,913,504			$2,797,695			$2,662,914

Liabilities and Shareholders' Equity
Deposits
Money market	$586,439	$465	0.32%	$583,171	$464	0.32%	$570,148	$594	0.42%
Interest-bearing demand	493,768	236	0.19%	429,939	245	0.23%	356,436	210	0.24%
Savings	14,389	2	0.06%	12,595	2	0.06%	11,498	2	0.07%
Certificates of deposit
Reciprocal	66,721	55	0.33%	83,073	68	0.33%	88,897	92	0.42%
Under $100	27,693	29	0.42%	27,589	30	0.44%	29,585	38	0.52%
$100 and over	131,292	171	0.52%	136,689	178	0.53%	139,585	207	0.59%
Total interest-bearing deposits	$1,320,302	$958	0.29%	$1,273,056	$987	0.31%	$1,196,149	$1,143	0.38%
Other borrowings
Securities sold under agreements to repurchase	79,615	44	0.22%	104,534	63	0.24%	149,203	82	0.22%
Other short-term borrowings	182,669	127	0.28%	34,776	20	0.23%	96,730	69	0.28%
Long term-debt	72,166	1,028	5.64%	72,166	1,016	5.63%	93,150	1,501	6.37%
Total interest-bearing liabilities	$1,654,752	$2,157	0.52%	$1,484,532	$2,086	0.57%	$1,535,232	$2,795	0.72%
Noninterest-bearing demand accounts	947,271			1,003,758			834,060
Total deposits and interest-bearing liabilities	2,602,023			2,488,290			2,369,292
Other noninterest-bearing liabilities	20,012			24,878			27,096
Total liabilities	2,622,035			2,513,168			2,396,388
Total equity	291,469			284,527			266,526
Total liabilities and equity	$2,913,504			$2,797,695			$2,662,914
Net interest income - taxable equivalent		$27,286			$25,758			$24,014
Net interest spread			3.66%			3.59%			3.45%
Net interest margin			3.92%			3.90%			3.78%
Ratio of average interest-earning assets to
average interest-bearing liabilities	168.73%			180.38%			165.91%

12 | Page

CoBiz Financial Inc.
June 30, 2014
(unaudited)

	For the six months ended June 30,
	2014			2013
		Interest	Average		Interest	Average
	Average	earned	yield	Average	earned	yield
(in thousands)	balance	or paid	or cost	balance	or paid	or cost
Assets
Federal funds sold and other	$18,470	$48	0.52%	$18,337	$50	0.54%
Investment securities	543,815	8,381	3.08%	560,949	8,472	3.02%
Loans	2,173,000	48,858	4.47%	1,941,758	44,951	4.60%
Total interest-earning assets	$2,735,285	$57,287	4.17%	$2,521,044	$53,473	4.22%

Noninterest-earning assets	120,634			118,627
Total assets	$2,855,919			$2,639,671

Liabilities and Shareholders' Equity
Deposits
Money market	$584,814	$929	0.32%	$587,926	$1,273	0.44%
Interest-bearing demand	462,030	481	0.21%	357,820	444	0.25%
Savings	13,497	4	0.06%	14,973	5	0.07%
Certificates of deposit
Reciprocal	74,852	123	0.33%	85,446	186	0.44%
Under $100	27,641	59	0.43%	29,674	78	0.53%
$100 and over	133,976	349	0.53%	142,046	446	0.63%
Total interest-bearing deposits	$1,296,810	$1,945	0.30%	$1,217,885	$2,432	0.40%
Other borrowings
Securities sold under agreements to repurchase	92,005	107	0.23%	146,982	166	0.22%
Other short-term borrowings	109,131	147	0.27%	57,005	79	0.28%
Long term-debt	72,166	2,044	5.63%	93,150	2,985	6.37%
Total interest-bearing liabilities	$1,570,112	$4,243	0.54%	$1,515,022	$5,662	0.75%
Noninterest-bearing demand accounts	975,359			827,273
Total deposits and interest-bearing liabilities	2,545,471			2,342,295
Other noninterest-bearing liabilities	22,431			34,080
Total liabilities	2,567,902			2,376,375
Total equity	288,017			263,296
Total liabilities and equity	$2,855,919			$2,639,671
Net interest income - taxable equivalent		$53,044			$47,811
Net interest spread			3.63%			3.47%
Net interest margin			3.91%			3.82%
Ratio of average interest-earning assets to
average interest-bearing liabilities	174.21%			166.40%

13 | Page

CoBiz Financial Inc.
June 30, 2014
(unaudited)

Reconciliation of Non-GAAP Measures to GAAP
(in thousands, except per share amounts)

The Company believes these non-GAAP measures are useful to obtain an understanding of the operating results of the Company’s core business and reflects the basis on which management internally reviews financial performance and capital adequacy. These non-GAAP measures are not a substitute for operating results determined in accordance with GAAP nor do they necessarily conform to non-GAAP performance measures that may be presented by other companies.

The following tables include non-GAAP financial measures related to tangible equity, tangible common equity and tangible assets .  The table below has been adjusted to exclude intangible assets and preferred stock.

		At
		June 30,	March 31,	December 31,	September 30,	June 30,
		2014	2014	2013	2013	2013

	Shareholders' equity as reported - GAAP	$296,098	$287,520	$281,085	$272,937	$266,679
	Intangible assets	(2,498)	(2,647)	(2,798)	(2,960)	(3,112)

A	Tangible equity - non-GAAP	293,600	284,873	278,287	269,977	263,567
	Preferred stock	(57,338)	(57,338)	(57,338)	(57,338)	(57,338)

B	Tangible common equity - non-GAAP	$236,262	$227,535	$220,949	$212,639	$206,229

	Total assets as reported - GAAP	$3,024,832	$2,852,782	$2,800,691	$2,807,955	$2,738,749
	Intangible assets	(2,498)	(2,647)	(2,798)	(2,960)	(3,112)

C	Total tangible assets - non-GAAP	$3,022,334	$2,850,135	$2,797,893	$2,804,995	$2,735,637

D	Common shares outstanding	40,642	40,622	40,368	40,300	40,282

B / C	Tangible common equity to tangible assets - non-GAAP	7.82%	7.98%	7.90%	7.58%	7.54%
A / C	Tangible equity to tangible assets - non-GAAP	9.71%	10.00%	9.95%	9.62%	9.63%
B / D	Tangible book value per common share - non-GAAP	$5.81	$5.60	$5.47	$5.28	$5.12

14 | Page